UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2019

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37931	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Subscription Agreements

In the period from February 1, 2019 through February 3, 2019, GTY Technology Holdings Inc. (“GTY” or the “Company”) entered into subscription agreements (the “Subscription Agreements”) with certain institutional and accredited investors (the “Investors”), pursuant to which such Investors have agreed to purchase, immediately prior to the closing of the Company’s acquisition of Bonfire Interactive Ltd., CityBase, Inc., eCivis, Inc., Open Counter Enterprises Inc., Questica Inc. and Questica USCDN Inc. and Sherpa Government Solutions LLC (each a “Target,” and collectively the “Targets”) (the “Business Combination”), an aggregate of 2,668,144 Class A ordinary shares of the Company at a price of  $10.00 per share, or an aggregate cash purchase price of  $26,681,440, subject to certain conditions, including all conditions precedent to the closing of the Business Combination having been satisfied or waived, in a private placement.

Immediately prior to the consummation of the Business Combination, GTY will merge with and into a GTY Technology Merger Sub, Inc., a newly formed wholly-owned subsidiary of GTY Govtech, Inc., (a newly formed Massachusetts corporation and a wholly-owned subsidiary of GTY (“New GTY”)), with GTY surviving the merger, and in connection therewith, all of the issued and outstanding ordinary shares of GTY (including the Class A ordinary shares received by the Investors) will be exchanged for an equal number of shares of common stock, par value $0.0001 per share, of New GTY.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Subscription Agreements is incorporated by reference into this Item 3.02. The Class A ordinary shares of the Company to be issued to the Investors in connection with the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, New GTY, a wholly owned subsidiary of GTY, has filed a definitive proxy statement/prospectus with the U.S. Securities and Exchange Commission (the “SEC”) relating to (i) an extraordinary general meeting of shareholders of GTY to vote upon, among other things, the Business Combination (the “shareholder meeting”) and (ii) an extraordinary general meeting of public warrant holders of GTY to vote upon, among other things, a proposed amendment to the warrant agreement governing the Company’s warrants (the “Warrant Agreement”) (such meeting of the public warrant holders of GTY, the “warrant holder meeting”). GTY has mailed a definitive proxy statement/prospectus and other relevant documents to its shareholders in connection with the shareholder meeting and the warrant holder meeting. The Company’s shareholders, warrant holders and other interested persons are advised to read the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination and the proposed amendment to the Warrant Agreement, as these materials will contain important information about the Business Combination targets (the “Targets”), the Company, the Business Combination and the proposed amendment to the Warrant Agreement.  The definitive proxy statement/prospectus and other relevant materials for the Business Combination and the proposed amendment to the Warrant Agreement have been mailed to shareholders and warrant holders of the Company as of January 22, 2019, the record date established for voting on the Business Combination and the proposed amendment to the Warrant Agreement. Shareholders and warrant holders are also able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC that are incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898.

Participants in the Solicitation

GTY and its directors and executive officers may be deemed participants in the solicitation of proxies from GTY’s shareholders and warrant holders with respect to the shareholder meeting and warrant holder meeting. A list of the names of those directors and executive officers and a description of their interests in GTY is contained in New GTY’s proxy statement/prospectus on Form 424B3, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898. Additional information regarding the interests of such participants are contained in the proxy statement/prospectus relating to the shareholder meeting and warrant holder meeting.

The Targets and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders and warrant holders of GTY in connection with the shareholder meeting and warrant holder meeting. A list of the names of such directors and executive officers and information regarding their interests in the shareholder meeting and warrant holder meeting are included in the definitive proxy statement/prospectus relating to the shareholder meeting and warrant holder meeting.

Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and each Target’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and the Targets’ expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of either the Company’s or the Targets’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the Transaction Documents or could otherwise cause a Business Combination to fail to close; (2) the outcome of the New York and California lawsuits among the Company, OpenGov, Inc. and the other parties thereto, as well as any other legal proceedings that may be instituted against the Company or a Target in connection with the Transaction Documents and the Business Combination; (3) the inability to complete a Business Combination, including due to failure to obtain approval of the shareholders of the Company or other conditions to closing in the Transaction Documents; (4) the inability to complete the proposed amendment to the Warrant Agreement, including due to the failure to obtain the approval of the warrant holders of the Company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with a Business Combination; (6) the inability to obtain or maintain the listing of New GTY’s common stock on The Nasdaq Stock Market following the Business Combination; (7) the risk that a Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of a Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that a Target or the post-combination company may be adversely affected by other economic, business, and/or competitive factors; (12) any government shutdown, such as the federal government shutdown which commenced in December 2018, which may impact the ability of the Targets’ customers to purchase the Targets’ products and services; and (13) other risks and uncertainties indicated from time to time in the proxy statement/prospectus on Form S-4 relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement between GTY Technology Holdings Inc. and certain institutional and accredited investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Harry L. You
Name: Harry L. You
Title: President and Chief Financial Officer

Dated: February 4, 2019